SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): November 12, 2009

Sungro Minerals, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53157	98-0546544
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

111 Airport Road– Unit 5, Warwick, Rhode Island	02889
(Address of principal executive offices)	(Zip code)

(401) 648-0805
Registrant’s telephone number, including area code

7445 132nd Street, Suite 2008, Surrey, British Columbia, V3W 5S8
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01-CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)  Effective on October 2, 2009, the independent accountant who was previously engaged as the principal accountant to audit the Company’s financial statements, MacKay, LLP, resigned as the Company’s auditors.  This firm audited the Company’s financial statements for the fiscal years ended November 30, 2007 and 2008.  This accountant’s report on these financial statements was modified as to uncertainty that the Company will continue as a going concern; other than this, the accountant’s report on the financial statements for those years neither contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.  In addition, there were no “reportable events” as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-K that occurred within the Company’s most recent fiscal year and the subsequent interim period preceding the former accountant's resignation.

(b)  Effective on November 17, 2009, the firm of Sherb & Co., LLP was engaged to serve as the new independent registered public accounting firm to audit the Company’s financial statements.  The decision to retain this firm was approved by the Company’s Board of Directors.  During the Company’s two most recent fiscal years, and the subsequent interim period prior to engaging this firm, neither the Company (nor someone on its behalf) consulted the newly engaged firm regarding any matters involving (i) the application of accounting principles to a specified transaction, (ii) the type of opinion that might be rendered on the Company’s financial statements, (iii) accounting, auditing or financial reporting issues, or (iv) reportable events.

ITEM 5.02 -DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)	Departure of Directors or Principal Officers

Not Applicable

(c)	Appointment of Directors or Principal Officers

On November 12, 2009, the Board of Directors of Sungro Minerals, Inc. (the “Company”) appointed Erwin Vahlsing, Jr. to the Board of Directors.

ITEM 8.01-OTHER EVENTS

On November 12, 2009, the Company changed its address to: 111 Airport Road, Unit 5, Warwick, Rhode Island 02889.  The new telephone number for the Company is: (401) 648-0805.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)           Not Applicable

(b)           Not Applicable

(c)           Not Applicable

(d)           Exhibits

Exhibit 16.1

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sungro Minerals, Inc.

Date: November 17, 2009	By:	/s/ Erwin Vahlsing, Jr.
Name: Erwin Vahlsing, Jr. Its: Chief Financial Officer